================================================================================

                    COHEN & STEERS SPECIAL EQUITY FUND, INC.

February 3, 2000

To Our Shareholders:

    We are pleased to submit to you the annual report for Cohen & Steers Special Equity Fund for the quarter and year ended December 31, 1999. The net asset value at that date was $26.76 per share. In addition, a semi-annual dividend of $0.04 per share was declared for shareholders of record on December 15, 1999 and paid on December 16, 1999. The Fund did not make a capital gains distribution in 1999.

1999 REVIEW

    Cohen & Steers Special Equity Fund had an outstanding 1999, finishing the year as the nation's best performing real estate mutual fund. The Fund had a total return of 28.76% in 1999, outperforming both the NAREIT Equity REIT Index*, which had a total return of -4.62%, and the Standard & Poor's 500 Index, which had a total return of 21.04%.

    The Fund's performance was driven primarily by Reckson Service Industries
(RSII), a company that is capitalizing on real estate-related business opportunities fostered by the Internet -- a new investment theme developed in 1999. RSII, which was spun off from the office REIT, Reckson Associates Realty, invests in business-to-business, e-commerce companies whose services can be offered to small businesses and mobile workers via RSII's office network. RSII's principal holdings include an 81% interest in HQ Global Workplaces, the largest executive office suites company in the U.S., and a 43% interest in OnSiteAccess, which provides broadband Internet/telecommunication services to office building tenants. The Fund also took advantage of the proliferation of initial public offerings during 1999. There is, of course, no guarantee that this environment will continue into the future.

    Our value-added research on RSII enabled the Fund to deliver positive returns in spite of a difficult environment for real estate securities: 1998-99 was the first period of back-to-back negative return years for REITs since 1973-74. In contrast to 1998, when there were numerous negative surprises in real estate security fundamentals (threats of recession and overbuilding, capital markets crisis, and deflation trends), the macro-environment for real estate was favorable in 1999 and fundamentals met expectations. The U.S. economy was vibrant, real estate supply was disciplined, new construction was absorbed, and REITs generated strong earnings growth (10%).

    Notwithstanding solid company fundamentals, the market continued to devalue real estate securities during 1999. Consequently, REIT valuation multiples have now declined 45% since share prices peaked in December of 1997. A significant portion of the multiple erosion can be attributed to a) the decline in projected growth rates

                                       1

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

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                    COHEN & STEERS SPECIAL EQUITY FUND, INC.

from the mid-teens in the mid-1990's to the high single digits today; and b) a higher risk premium needed to account for the age of the real estate cycle.

    A new factor that impacted real estate company valuations in 1999 was the Internet. Not surprisingly, the Retail sectors, which face the greatest competitive threat by the Internet, had among the worst returns for REITs in 1999. Needless to say, the Internet is a revolution that is affecting every sector of the economy. We believe that the Internet will affect demand for most property types -- some positively, and some negatively -- as well as create new revenue opportunities for landlords. Unlike many businesses, however, the Internet does not radically alter the business model for real estate. That is why capital is flowing to technology-producers and beneficiaries, and away from real estate companies, whose investment opportunities pale by comparison. Consequently, the market seemingly places little or no value on real estate's primary investment characteristic, current income -- at least for the time being.

INVESTMENT OUTLOOK

    Our strategy is to invest in approximately twenty companies that offer the best capital appreciation potential in the real estate industry and in related businesses. We believe that several of these can be found among companies that are benefiting from the spectacular growth of the Internet. To take advantage of the opportunities emanating from the Internet and its impact on the real estate industry, we have created a new sector within the real estate universe -- Services & Technology -- and have established a dedicated research effort to cover these companies. At year-end, 29% of the Fund's assets were invested in companies pursuing real estate-related business opportunities fostered by e-commerce. While this allocation increases the risk profile of the Fund relative to those that only invest in REITs, we believe the return potential justifies the added risk.

    In our opinion, the greatest new revenue opportunity for property landlords is to provide broadband Internet/telecommunication services to tenants. We have established a meaningful position in three 'building-centric' telecommunication service providers: RSII, Allied Riser Communications, and CAIS Internet. Allied Riser provides Internet/telecommunication services to office building owners. CAIS Internet is the leading provider of Internet services to the Hotel and Apartment sectors. These companies have an opportunity to create an entirely new infrastructure for the real estate industry to provide highly sought-after bandwidth via an attractive value-service proposition.

    Despite the poor performance of real estate securities in 1999, we believe that the positive factors influencing real estate securities outweigh the negatives, and have invested 67% of the Fund's assets in companies that own income-producing properties. That weighting is divided between a limited number of REITs, selected for their superior total return potential, and other companies that offer little or no current dividend income but unique capital appreciation potential. The following factors should serve to stabilize real estate company growth rates and security valuations and, in our opinion, enable share prices to appreciate along with earnings growth:

                                       2

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

================================================================================

                    COHEN & STEERS SPECIAL EQUITY FUND, INC.

        STRONG U.S. ECONOMY -- the economy entered 2000 with strong momentum and projections call for 4% GDP growth in 2000, buttressed by acceleration in nearly every region of the global economy.

        RECORD LOW VALUATIONS -- in a high multiple market, REITs, on average, have attractive valuations: price-to-asset value (17% discount from asset value), dividend yield (8.7%), and price-to-cash flow ratio (8.1x).

        EQUILIBRIUM ENVIRONMENT -- most real estate markets are in equilibrium, where growth in demand equals new supply and rents are rising at least with inflation. The rising cost of debt capital, combined with public market governance, should keep new construction in check.

        IMPROVING SUPPLY-DEMAND FOR REIT SHARES -- the supply-demand relationship for real estate securities could be a positive surprise in 2000. Equity capital raising has ground to a halt and company share buyback programs now exceed $4 billion.

        WASHED OUT PSYCHOLOGY -- in our opinion, the negative psychology towards real estate securities is approaching levels last seen in 1990, when the real estate industry was at the depths of a recession -- a positive contrarian indicator.

    We see three principal negatives for real estate securities: 1) the age of the real estate cycle; 2) lack of external growth; and 3) the Internet threat. While real estate conditions appear favorable, the risk potential in the real estate market is higher today because occupancies and rents could deteriorate if the economy were to slow. While we expect stable earnings growth for most companies, the potential for upside earnings surprises is limited because the cost of capital is high and high return acquisition opportunities are limited. Finally, the Internet will remain a high growth, competitive threat to some property types, particularly to retail but also to generic industrial, office in commodity locations, and non-branded hotels. In our opinion these three negatives are fully discounted in real estate company share prices.

    Our investments in owners of income property are concentrated in the Office (25%) and Health Care (19%) sectors. Office fundamentals should benefit from a slowdown in new construction and continued strength in job growth, particularly in 'knowledge-based' employment centers and markets benefiting from the growth in technology. In Health Care, while Medicare cutbacks continue to challenge nursing home operators, we see signs of bottoming. The balance of the portfolio is invested in some of the blue-chip REITs, or 'Realty Majors' companies. We believe these market leaders offer compelling risk-adjusted returns at current valuations. When capital returns to the REIT sector, the Realty Majors will be the first recipients of that capital due to their value-added management, superior financial strength, and protected market positions.

    In closing, we are pleased to report strong investment results despite the second year of a bear market for real estate securities. While it is impossible to predict when sentiment might improve, current fundamentals justify

                                       3

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

================================================================================

                    COHEN & STEERS SPECIAL EQUITY FUND, INC.

an allocation to real estate securities for many investors, in our opinion. We believe that the Fund is well positioned for investors with a capital appreciation objective, considering the new opportunities that are being created by the Internet, and the values we see in real estate securities.

Sincerely,


                 Martin Cohen                    Robert H. Steers
                 MARTIN COHEN                    ROBERT H. STEERS
                 President                       Chairman


                               Joseph M. Harvey
                               JOSEPH M. HARVEY
                               Portfolio Manager



--------------------------------------------------------------------------------
  Cohen & Steers is now online at WWW.COHENANDSTEERS.COM. Visit our website for daily NAVs, portfolio information, performance information, recent news articles, literature and insights on the REIT market.
--------------------------------------------------------------------------------



  * The NAREIT Equity REIT Index is an unmanaged, market capitalization weighted index of all publicly-traded REITs that invest predominately in the equity ownership of real estate. The index is designed to reflect the performance of all publicly-traded REITs as a whole.


                                       4

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

================================================================================

                    COHEN & STEERS SPECIAL EQUITY FUND, INC.

PERFORMANCE REVIEW

    The investment objective of Cohen & Steers Special Equity Fund, Inc. is maximum capital appreciation over the long-term through investment in real estate companies. The Fund pursues its investment objective by seeking investments in a limited number of companies which are engaged in the real estate industry or related industries, or in companies which own significant real estate assets and are believed by the investment advisor to have unrecognized intrinsic value. Investments are selected for long-term capital appreciation; current income is incidental to the Fund's investment objective.

    In 1999, the Fund's investment performance significantly exceeded the total returns of its real estate benchmark index and the S&P 500 Index. Although real estate securities performed poorly in 1999, the Fund outperformed its benchmark due to several factors. The largest factor was the Fund's position in Reckson Service Industries, a company that is capitalizing on real estate-related business opportunities fostered by the Internet. To a lesser extent, the Fund benefited from both stock selection and from property sector selection by focusing on the Office sector, which had positive total returns, and by avoiding the Retail sector, which was among the worst performing real estate sectors. Finally, the Fund also took advantage of the proliferation of initial public offerings in 1999.

----------------------------------------------------------------------------
                                       AVERAGE ANNUAL TOTAL RETURNS
                                      FOR PERIODS ENDED DEC. 31, 1999
----------------------------------------------------------------------------
                                  1 YEAR         SINCE INCEPTION (5/8/97)
----------------------------------------------------------------------------
         Fund                     28.76%                  7.37%
----------------------------------------------------------------------------
         NAREIT Equity            -4.62%                 -1.06%
----------------------------------------------------------------------------
         S&P 500                  21.04%                 26.49%
----------------------------------------------------------------------------


            GROWTH OF A $10,000 INVESTMENT
                    SINCE INCEPTION

               COHEN & STEERS     NAREIT        S&P
   5/8/97          10,000         10,000      10,000
  6/30/97          10,917         10,794      10,824
  9/30/97          13,627         12,070      11,635
12/31//97          14,169         12,281      11,969
  3/31/98          13,742         12,224      13,638
  6/30/98          12,827         11,663      14,088
  9/30/98           9,660         10,436      12,687
12/31//98           9,375         10,131      15,389
  3/31/99           3,881          9,643      16,155
  6/30/99          10,386         10,615      17,294
  9/30/99           9,337          9,762      16,213
12/31//99          12,072          9,663      18,626


Past performance is not predictive of future performance. Your investment return and principal value will fluctuate. When shares are redeemed, they may be worth more or less than the original cost.
 *  Commencement of operations.
'D' The comparative indices are not adjusted to reflect expenses or other fees that the SEC requires to be reflected in the Fund's performance. The Fund's performance assumes the reinvestment of all dividends and distributions.
    The NAREIT Equity REIT Index is comprised of 167 real estate investment trusts. Prior to January 4, 1999, the NAREIT Equity REIT Index was published monthly. Total returns and cumulative values of a $10,000 investment are based on April 30, 1997, the date nearest the Fund's inception date for which comparable performance data exist. The S&P 500 Index is an unmanaged list of common stocks that is frequently used as a general measure of stock market performance. For more information, including charges and expenses, please read the prospectus carefully before you invest.

                                       5

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

================================================================================

                    COHEN & STEERS SPECIAL EQUITY FUND, INC.


                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1999

                                                       NUMBER        VALUE         % OF
                                                      OF SHARES    (NOTE 1)     NET ASSETS
                                                      ---------   -----------   ----------
EQUITIES
    *Reckson Service Industries..............           140,300   $ 8,751,212      20.34%
    *Alexander's.............................            62,200     4,913,800      11.42
    *Ventas..................................         1,012,400     4,239,425       9.85
    *Allied Riser Communications.............           108,500     2,244,594       5.22
     Starwood Hotels & Resorts Worldwide.....            89,700     2,107,950       4.90
     Vornado Realty Trust....................            64,300     2,089,750       4.86
   **Brookfield Properties Corp..............           192,000     2,004,272       4.66
     Equity Office Properties Trust Co.......            80,100     1,972,462       4.58
    *Manor Care..............................           121,900     1,950,400       4.53
    *CAIS Internet...........................            54,400     1,931,200       4.49
     Mack-Cali Realty Corp...................            63,500     1,654,969       3.85
     SL Green Realty Corp....................            70,200     1,526,850       3.55
     AvalonBay Communities...................            41,800     1,434,262       3.33
     Apartment Investment & Management
        Co. -- Class A.......................            35,300     1,405,381       3.26
    *Crescent Operating......................           355,700       978,175       2.27
     Health Care Property Investors..........            40,500       966,938       2.25
     Omega Healthcare Investors..............            73,200       928,725       2.16
    *Premier Parks...........................            31,300       903,788       2.10
     Crescent Real Estate Equities Co........            48,700       894,863       2.08
     Mission West Properties.................            98,100       760,275       1.77
     Nationwide Health Properties............            24,400       335,500       0.78
                                                                  -----------     ------
         TOTAL EQUITIES (Identified
            cost -- $42,514,088).............                      43,994,791     102.25
                                                                  -----------     ------

                See accompanying notes to financial statements.

                                       6

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

================================================================================

                    COHEN & STEERS SPECIAL EQUITY FUND, INC.


                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 1999

                                                     PRINCIPAL       VALUE         % OF
                                                       AMOUNT      (NOTE 1)     NET ASSETS
                                                     ----------   -----------   ----------
COMMERCIAL PAPER
    Leggett & Platt Corp., 4.25%, due
       1/3/00...............................         $1,091,000   $ 1,090,742       2.53%
    Eiffel Funding, 4.25%, due 1/3/00.......          1,090,000     1,089,743       2.53
                                                                  -----------     ------
         TOTAL COMMERCIAL PAPER (Identified
            cost -- $2,180,485).............                        2,180,485       5.06
                                                                  -----------     ------
TOTAL INVESTMENTS (Identified
  cost -- $44,694,573)......................                       46,175,276     107.31
LIABILITIES IN EXCESS OF OTHER ASSETS.......                       (3,146,395)     (7.31)
                                                                  -----------     ------
NET ASSETS (Equivalent to $26.76 per share
  based on 1,607,804 shares of capital stock
  outstanding)..............................                      $43,028,881     100.00%
                                                                  -----------     ------
                                                                  -----------     ------

-------------------

 * Non-income producing security.

** Brookfield Properties Corp. is a Canadian company listed on the Toronto and New York Stock Exchanges. The Toronto Stock Exchange is deemed the principal exchange for valuation purposes. The market value of the Fund's position in Canadian dollars on December 31, 1999 was $2,908,800 based on an exchange rate of 1 Canadian dollar to 0.689 U.S. dollars.





                See accompanying notes to financial statements.

                                       7

================================================================================

================================================================================

                    COHEN & STEERS SPECIAL EQUITY FUND, INC.


                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1999

ASSETS:
    Investments in securities, at value (Identified
       cost -- $44,694,573) (Note 1)........................  $ 46,175,276
    Receivable for fund shares sold.........................     1,638,225
    Dividends receivable....................................       112,184
    Receivable for investment securities sold...............        17,807
    Unamortized organization costs and other assets
       (Note 1).............................................        55,470
                                                              ------------
         Total Assets.......................................    47,998,962
                                                              ------------
LIABILITIES:
    Payable for outstanding borrowings (Note 6).............     4,000,000
    Payable for investment securities purchased.............       789,979
    Payable for fund shares redeemed........................        53,856
    Payable to investment adviser...........................        30,052
    Payable to administrator................................         2,694
    Other liabilities.......................................        93,500
                                                              ------------
         Total Liabilities..................................     4,970,081
                                                              ------------
NET ASSETS applicable to 1,607,804 shares of $0.001 par
    value common stock outstanding (Note 4).................  $ 43,028,881
                                                              ------------
                                                              ------------
NET ASSET VALUE PER SHARE:
    ($43,028,881 [div] 1,607,804 shares outstanding)........  $      26.76
                                                              ------------
                                                              ------------
NET ASSETS consist of:
    Paid-in capital (Notes 1 and 4).........................  $ 69,840,876
    Accumulated net realized loss on investments............   (28,292,698)
    Net unrealized appreciation on investments..............     1,480,703
                                                              ------------
                                                              $ 43,028,881
                                                              ------------
                                                              ------------

                See accompanying notes to financial statements.

                                       8

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

================================================================================

                    COHEN & STEERS SPECIAL EQUITY FUND, INC.


                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1999

Investment Income (Note 1):
    Dividend income (net of $7,387 of foreign withholding
       tax).................................................  $   968,734
    Interest income.........................................       92,128
                                                              -----------
         Total Income.......................................    1,060,862
                                                              -----------
Expenses:
    Investment advisory fees (Note 2).......................      385,250
    Interest expense (Note 6)...............................      236,514
    Administration and transfer agent fees (Note 2).........       99,226
    Reports to shareholders.................................       64,327
    Professional fees.......................................       54,175
    Directors' fees and expenses (Note 2)...................       32,572
    Amortization of organization expenses (Note 1)..........       22,404
    Registration and filing fees............................       21,488
    Custodian fees and expenses.............................       15,551
    Miscellaneous...........................................       15,542
                                                              -----------
         Total Expenses.....................................      947,049
                                                              -----------
    Reduction of Expenses (Note 5)..........................     (106,216)
                                                              -----------
         Net Expenses.......................................      840,833
                                                              -----------
Net Investment Income.......................................      220,029
                                                              -----------
Net Realized and Unrealized Gain/(Loss) on Investments:
    Net realized loss on investments........................   (7,132,338)
    Net change in unrealized appreciation/(depreciation) on
       investments..........................................   16,766,295
                                                              -----------
         Net realized and unrealized gain/(loss) on
            investments.....................................    9,633,957
                                                              -----------
Net Increase in Net Assets Resulting from Operations........  $ 9,853,986
                                                              -----------
                                                              -----------

                See accompanying notes to financial statements.

                                       9

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

================================================================================

                    COHEN & STEERS SPECIAL EQUITY FUND, INC.


                       STATEMENT OF CHANGES IN NET ASSETS

                                                     FOR THE             FOR THE
                                                   YEAR ENDED          YEAR ENDED
                                                DECEMBER 31, 1999   DECEMBER 31, 1998
                                                -----------------   -----------------
Change in Net Assets:
    From Operations:
         Net investment income................    $    220,029        $  1,964,591
         Net realized loss on investments.....      (7,132,338)        (22,083,208)
         Net change in unrealized
            appreciation/(depreciation) on
            investments.......................      16,766,295         (29,250,377)
                                                  ------------        ------------
              Net increase/(decrease) in net
                assets resulting from
                operations....................       9,853,986         (49,368,994)
                                                  ------------        ------------
Dividends and Distributions to Shareholders
  from (Note 1):
         Net investment income................        (121,783)         (1,288,005)
         Tax return of capital................         (77,627)           (618,421)
                                                  ------------        ------------
         Total dividends and distributions to
            shareholders......................        (199,410)         (1,906,426)
                                                  ------------        ------------
Capital Stock Transactions (Note 4):
         Decrease in net assets from Fund
            share transactions................     (21,784,897)        (29,499,782)
                                                  ------------        ------------
              Total decrease in net assets....     (12,130,321)        (80,775,202)
Net Assets:
         Beginning of year....................      55,159,202         135,934,404
                                                  ------------        ------------
         End of year..........................    $ 43,028,881        $ 55,159,202
                                                  ------------        ------------
                                                  ------------        ------------

                See accompanying notes to financial statements.

                                       10

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

================================================================================

                    COHEN & STEERS SPECIAL EQUITY FUND, INC.


                              FINANCIAL HIGHLIGHTS

    The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. It should be read in conjunction with the Financial Statements and notes thereto.

                                                      FOR THE YEAR ENDED
                                                         DECEMBER 31,                    FOR THE PERIOD
                                                -------------------------------      MAY 8, 1997'D' THROUGH
PER SHARE OPERATING PERFORMANCE:                    1999               1998            DECEMBER 31, 1997
--------------------------------                ------------       ------------   ----------------------------
Net asset value, beginning of period..........    $ 20.88            $ 32.25                $  25.00
                                                  -------            -------                --------
Income from investment operations:
    Net investment income.....................       0.12               0.53                    0.31
    Net realized and unrealized gain/(loss) on
      investments.............................       5.87             (11.39)                   9.92
                                                  -------            -------                --------
        Total from investment operations......       5.99             (10.86)                  10.23
                                                  -------            -------                --------
Less dividends and distributions to
  shareholders from:
    Net investment income.....................      (0.07)             (0.34)                  (0.27)
    Net realized gain on investments..........         --                 --                   (2.59)
    Tax return of capital.....................      (0.04)             (0.17)                  (0.12)
                                                  -------            -------                --------
        Total dividends and distributions to
           shareholders.......................      (0.11)             (0.51)                  (2.98)
                                                  -------            -------                --------
Net asset value, end of period................    $ 26.76            $ 20.88                $  32.25
                                                  -------            -------                --------
                                                  -------            -------                --------
--------------------------------------------------------------------------------------------------------------
Total investment return.......................      28.76%            -33.83%                  41.68%(1)
                                                  -------            -------                --------
                                                  -------            -------                --------
--------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
-------------------------
    Net assets, end of period (in millions)...    $  43.0            $  55.2                $  135.9
                                                  -------            -------                --------
                                                  -------            -------                --------
    Ratios of expenses to average daily net
      assets (before expense reduction).......       2.21%              1.31%                   1.35%(2)
                                                  -------            -------                --------
                                                  -------            -------                --------
    Ratios of expenses to average daily net
      assets (net of expense reduction).......       1.96%              1.28%                   1.35%(2)
                                                  -------            -------                --------
                                                  -------            -------                --------
    Ratios of net investment income to average
      daily net assets (before expense
      reduction)..............................       0.26%              1.68%                   1.73%(2)
                                                  -------            -------                --------
                                                  -------            -------                --------
    Ratios of net investment income to average
      daily net assets (net of expense
      reduction)..............................       0.51%              1.71%                   1.73%(2)
                                                  -------            -------                --------
                                                  -------            -------                --------
    Portfolio turnover rate...................     115.43%            112.32%                  96.68%(1)
                                                  -------            -------                --------
                                                  -------            -------                --------

-------------------
'D' Commencement of operations.
(1) Not annualized.
(2) Annualized.

                See accompanying notes to financial statements.

                                       11

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

================================================================================

                    COHEN & STEERS SPECIAL EQUITY FUND, INC.


                         NOTES TO FINANCIAL STATEMENTS

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES

    Cohen & Steers Special Equity Fund, Inc. (the 'Fund') was incorporated under the laws of the State of Maryland on February 14, 1997 and is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

    Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day.

    Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. ('NASDAQ') National Market System are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

    Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. to be over-the-counter, but excluding securities admitted to trading on the NASDAQ National List, are valued at the mean of the current bid and asked prices as reported by NASDAQ, the National Quotation Bureau or such other comparable sources as the Board of Directors deems appropriate to reflect their fair market value. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Directors believes reflect most closely the value of such securities.

    Short-term debt securities, which have a maturity value of 60 days or less, are valued at amortized cost which approximates value.

    Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for accounting and tax purposes. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

    Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid semi-annually. A portion of the Fund's dividend may consist of amounts in excess of net investment income derived from non-taxable components of the dividends from the Fund's portfolio investments. As a result, the Fund had a return of capital of $77,627 ($0.04 per share) for the year ended December 31, 1999, which has been

                                       12

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

================================================================================

                    COHEN & STEERS SPECIAL EQUITY FUND, INC.


                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

deducted from paid-in captial. Net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders annually. Distributions to shareholders are recorded on the ex-dividend date.

    Dividends will automatically be reinvested in full and fractional shares of the Fund based on the net asset value per share at the close of business on the ex-dividend date unless the shareholder has elected to have them paid in cash.

    Dividends from net investment income and capital gain distributions are determined in accordance with U.S. Federal income tax regulations which may differ from generally accepted accounting principles. During the year ended December 31, 1999, the Fund decreased undistributed net investment income and decreased accumulated net realized loss on investments sold by $98,246. These differences are primarily due to return of capital and capital gain distributions received by the Fund on portfolio securities.

    Federal Income Taxes: It is the policy of the Fund to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary. At December 31, 1999 the Fund had, for federal income tax purposes, an unused capital loss carryforward of $20,978,620 and $6,065,253 expiring in 2006 and 2007, respectively.

    Organization Costs: All costs incurred in connection with organizing and establishing the Fund are being amortized on the straight-line basis over a period of five years from the date on which the Fund commenced operations. For the year ended December 31, 1999, the Fund amortized $22,404 in organization expenses.

NOTE 2. INVESTMENT ADVISORY AND ADMINISTRATION FEES AND OTHER TRANSACTIONS WITH AFFILIATES

    Investment Advisory Fees: Cohen & Steers Capital Management, Inc. (the 'Adviser') serves as the Fund's investment adviser pursuant to an investment advisory agreement (the 'Advisory Agreement'). Under the terms of the Advisory Agreement, the Adviser provides the Fund with the day-to-day investment decisions and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the supervision of the Fund's Board of Directors. For the services provided to the Fund, the Adviser receives a monthly fee in an amount equal to 1/12th of 0.90% of the average daily net assets of the Fund. For the year ended December 31, 1999, the Fund incurred $385,250 in advisory fees.

    Administration Fees: The Fund has entered into an administration agreement with the Adviser under which the Adviser performs certain administrative functions for the Fund and receives a fee of 0.02% of the Fund's average daily net assets. For the year ended December 31, 1999, the Fund paid the Adviser $8,561 in fees under this administration agreement.

    In addition, Cohen & Steers Special Equity Fund, Inc., Cohen & Steers Realty Shares, Inc., Cohen & Steers Equity Income Fund, Inc. and Cohen & Steers Realty Income Fund, Inc. (the 'Funds') have entered into a fund accounting, transfer agency and sub-administration agreement with the Chase Manhattan Bank ('Chase') pursuant to which an affiliate of Chase performs administration functions for the Funds. Chase receives a monthly

                                       13

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

================================================================================

                    COHEN & STEERS SPECIAL EQUITY FUND, INC.


                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

sub-administration fee at the annual rate of 0.08% on the first $500 million of the Funds' average daily net assets and at lower rates on the Funds' average daily net assets in excess of that amount.

    Directors' Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the Adviser. None of the directors and officers so affiliated received compensation for their services as directors of the Fund. For the year ended December 31, 1999, fees and related expenses accrued for non-affiliated directors totaled $32,572.

    Other: At December 31, 1999, there was one institutional investor owning 26% of the Funds' outstanding shares. Investment activities of this shareholder could have a material impact on the Fund.

NOTE 3. PURCHASES AND SALES OF SECURITIES

    Purchases and sales of securities, excluding short-term investments, for the year ended December 31, 1999 totaled $52,324,861 and $74,600,022, respectively.

    At December 31, 1999, the cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

     Aggregate cost.....................................  $45,943,398
                                                          -----------
     Gross unrealized appreciation......................  $ 8,133,133
     Gross unrealized depreciation......................  $(7,901,255)
                                                          -----------
     Net unrealized appreciation........................  $   231,878
                                                          -----------
                                                          -----------

NOTE 4. CAPITAL STOCK

    The Fund is authorized to issue 50 million shares of capital stock, par value $0.001 per share. The Board of Directors of the Fund may increase or decrease the aggregate number of shares of common stock that the Fund has authority to issue. Transactions in Fund shares were as follows:

                               FOR THE YEAR ENDED          FOR THE YEAR ENDED
                                DECEMBER 31, 1999           DECEMBER 31, 1998
                            -------------------------   -------------------------
                              SHARES        AMOUNT        SHARES        AMOUNT
                            ----------   ------------   ----------   ------------
Sold......................     255,578   $  5,946,184    1,527,210   $ 44,026,634
Issued as reinvestment of
  dividends...............       5,940        139,354       62,196      1,534,584
Redeemed..................  (1,296,024)   (27,870,435)  (3,162,004)   (75,061,000)
                            ----------   ------------   ----------   ------------
Net decrease..............  (1,034,506)  $(21,784,897)  (1,572,598)  $(29,499,782)
                            ----------   ------------   ----------   ------------
                            ----------   ------------   ----------   ------------

                                       14

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

================================================================================

                    COHEN & STEERS SPECIAL EQUITY FUND, INC.


                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

NOTE 5. DIRECTED BROKERAGE ARRANGEMENTS

    The Adviser has directed certain portfolio trades to brokers who paid a portion of the Fund's expenses. For the year ended December 31, 1999, the Fund's expenses were reduced by $106,216 under this arrangement.

NOTE 6. BORROWINGS

    The Fund, in conjunction with Cohen & Steers Realty Shares, Inc. and Cohen & Steers Equity Income Fund, Inc., has entered into a Line of Credit Agreement with Chase Manhattan Bank for $200,000,000. At December 31, 1999, the Fund had loans outstanding totaling $4,000,000. For the year ended December 31, 1999, the average daily balance of loans outstanding was $4,000,000 at a weighted average interest rate of 5.62%. The maximum amount of loans outstanding at any time during the year ended was $4,000,000. The loan is collaterized by the Fund's portfolio to the extent of the loan outstanding.







                                       15

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

================================================================================

                    COHEN & STEERS SPECIAL EQUITY FUND, INC.


                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Directors of Cohen & Steers Special Equity Fund, Inc.:

    In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Cohen & Steers Special Equity Fund, Inc. (the 'Fund') at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period from May 8, 1997 (commencement of operations) to December 31, 1997, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

                                                    PRICEWATERHOUSECOOPERS LLP

New York, New York
February 3, 2000





                                       16

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

================================================================================

                    COHEN & STEERS SPECIAL EQUITY FUND, INC.

OFFICERS AND DIRECTORS                 KEY INFORMATION

 Robert H. Steers                      INVESTMENT ADVISER
 Director and Chairman                 Cohen & Steers Capital Management, Inc.
                                       757 Third Avenue
 Martin Cohen                          New York, NY 10017
 Director and President                (212) 832-3232

 Gregory C. Clark                      FUND SUB-ADMINISTRATOR AND TRANSFER AGENT
 Director                              Chase Global Funds Services Co.
                                       73 Tremont Street
 George Grossman                       Boston, MA 02108
 Director                              (800) 437-9912

 Jeffrey H. Lynford                    CUSTODIAN
 Director                              The Chase Manhattan Bank, N.A.
                                       One Chase Manhattan Plaza
 Willard H. Smith, Jr.                 New York, NY 10081
 Director
                                       LEGAL COUNSEL
 Elizabeth O. Reagan                   Simpson Thacher & Bartlett
 Vice President                        425 Lexington Avenue
                                       New York, NY 10017
 Adam Derechin
 Vice President and Assistant          DISTRIBUTOR
 Treasurer                             Cohen & Steers Securities, Inc.
                                       757 Third Avenue
 Lawrence B. Stoller                   New York, NY 10017
 Assistant Secretary
                                       NASDAQ Symbol: CSSPX
                                       Website: www.cohenandsteers.com

                                       Net asset value (NAV) can be found in
                                       the daily mutual fund listings in the
                                       financial section of most major
                                       newspapers under Cohen & Steers.

                                       This report is authorized for delivery
                                       only to shareholders of Cohen & Steers
                                       Special Equity Fund, Inc. unless accompanied
                                       or preceded by the delivery of a currently
                                       effective prospectus setting forth details
                                       of the Fund. Past performance of course
                                       is no guarantee of future results and your
                                       investment may be worth more or less at
                                       the time you sell.

                                       17

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


COHEN & STEERS
SPECIAL EQUITY FUND
757 THIRD AVENUE
NEW YORK, NY 10017


         [LOGO]
     COHEN & STEERS
   -------------------
   SPECIAL EQUITY FUND

------------------------

      ANNUAL REPORT
    DECEMBER 31, 1999





                           STATEMENT OF DIFFERENCES
                           ------------------------

The dagger symbol shall be expressed as ................................. 'D'
The division sign shall be expressed as ................................. [div]